                                                                    EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of the 15th day of December, 1997, is by and between Endeavor Technologies, Inc., a Georgia corporation (the "Company"), Premiere Technologies, Inc., a Georgia corporation ("Premiere"), and each other Participating Shareholder designated by the Company and signing in the space provided at the end of this Agreement.

                                  WITNESSETH:

     WHEREAS, Premiere is the holder of 1,100,000 issued and outstanding shares of Series E Common Stock, without par value, subject to possible adjustment, which shares were acquired pursuant to that certain Investor's Agreement dated as of the date hereof between the Company and Premiere (the "Investor's Agreement"); and

     WHEREAS, pursuant to the Investor's Agreement, the Company has issued and delivered to Premiere a Warrant for the purchase of up to 1,000,000 additional shares of Series E Common Stock, subject to possible adjustment as provided in the Warrant; and

     WHEREAS, the Articles of Incorporation of the Company, as amended, provide that each share of Series E Common Stock will become and be identical to one share of Series A Common Stock, whereupon all such shares of the Company will be known as "Common Stock" without any series designation, in the event of an "Initial Public Offering" as defined therein;

     WHEREAS, Premiere and the Company desire to evidence their agreement regarding certain matters related to such shares of Common Stock;

     NOW, THEREFORE, in consideration of the mutual agreements and promises herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Premiere and the Company, intending to be legally bound, do hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Estimated Offering Price" means an estimate of the gross proceeds, before underwriting discounts and commissions, reasonably obtainable from the sale of Registrable Stock in an Underwritten Public Offering, as determined by either the Board of Directors of
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the Company or an underwriter of national reputation reasonably acceptable to the Company, based upon the highest closing price or bid price, as the case may be, during the 30-day period preceding the applicable date of determination in the principal trading market for the Common Stock, or, if there shall be no active trading market for the Common Stock, based on all other relevant considerations.

     "Participating Shareholder" means each Person who holds Participating Stock as shown at the end of this Agreement, each direct or successive transferee who acquires all (but not less than all) of the shares of Participating Stock previously held by such Person and agrees to be bound by the terms of this Agreement pursuant to a form of undertaking acceptable to the Company, and any other holder of Participating Stock who the Company, in its discretion, agrees to designate as a "Participating Shareholder" for purposes of this Agreement. A "majority in interest" of all or specific Participating Shareholders shall mean Participating Shareholders holding shares of Participating Stock (considered as a single class for such purpose) constituting a majority of the shares of Participating Stock held by all such Participating Shareholders.

     "Participating Stock" means the shares of Series B, Series C, Series D, and Series E Common Stock, no par value, of the Company issued and outstanding from time to time, and any other class or series of stock hereafter created or newly designated by the Company, or, following the occurrence of a Primary Offering, the issued and outstanding shares of Common Stock, without series designation, which such shares of Series B, Series C, Series D, and Series E Common Stock will be and become, and into which or for which the shares of such other class or series may be converted or exchanged.

     "Person" means any natural person or any corporation, partnership, trust or other legal entity.

     "Primary Offering" means an Initial Public Offering as defined in the Company's Articles of Incorporation, as amended, upon the execution date of this Agreement, to wit "the offer and sale by the Corporation of its equity securities in a transaction underwritten by an investment banking firm following the completion of which (i) such equity securities are listed for trading on any national securities exchange or (ii) there are at least two market makers who are making a market in such equity securities through the Nasdaq National Market System.

     "Registrable Stock" means shares of Common Stock. Notwithstanding anything to the contrary in this Agreement, the only securities that the Company shall be required to register pursuant to this Agreement shall be shares of Common Stock.

     The terms "register," "registered," and "registration" refer to a registration effected by preparing the filing of a registration statement in compliance with the Securities Act, and the declaration or order by the Commission of the effectiveness of such registration statement.

     "Secondary Offering" means an Underwritten Public Offering by the Company, including an offering effected pursuant to Section 2.1 hereof, but not including a Primary Offering.

                                       2
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     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Series E Common Stock" means the Series E Common Stock, no par value, of the Company.

     "Underwritten Public Offering" means a public offering of Common Stock for cash which is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriters.


                                  ARTICLE II
                              REGISTRATION RIGHTS


     2.1 Demand Registration Rights. At any one (1) time at least six (6) months after the completion of a Primary Offering, upon notice from a majority in interest of all Participating Shareholders requesting registration of Participating Stock collectively having an Estimated Offering Price of at least ten million dollars (U.S. $10,000,000) (the "Request Notice"), the Company agrees to:

     (i) promptly give written notice of the proposed registration, qualification or compliance (the "Notice of Proposed Registration") to all other Participating Shareholders so they have an opportunity to consider joining in such notice, which they may do at their election within three (3) weeks after receipt of the Notice of Proposed Registration;

     (ii) use its reasonable efforts to prepare and file a registration statement covering the Participating Stock so requested to be registered within ninety (90) days after such Request Notice is first received; and

     (iii) use its reasonable efforts to effect, as soon as practicable, all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such requesting Participating Shareholders' shares of Participating Stock as is specified in the Request Notice, together with such other Registrable Stock as the Company may elect to include in such transaction.

     2.1.1 Underwriting. The right of each Participating Shareholder to registration pursuant to Section 2.1 shall be conditioned upon such Participating Shareholder's participation in the Underwritten Public Offering and the inclusion of such Participating Shareholder's Participating Stock in the Underwritten Public Offering to the extent provided herein. The requesting Participating Shareholders shall include in the Request Notice the name of the managing underwriter, if any, whom a majority in interest of such requesting Participating Shareholders would propose to employ in connection with the public offering proposed to be made pursuant to the registration requested; provided that if the Board of Directors of the Company reasonably objects to the managing underwriter proposed by the requesting Participating Shareholders, the requesting Participating Shareholders shall propose another managing underwriter that is reasonably acceptable to the Board of Directors of the Company. The Company shall include in the Notice or Proposed Registration the name of such underwriter to be employed, if then determined.

     2.1.2 Limitation. Notwithstanding any other provision of this Agreement, if in connection with an Underwritten Public Offering initiated by the Participating Shareholders as contemplated by this Section 2.1, the managing underwriter advises the Company that marketing factors warrant a limitation of the number of shares to be underwritten, then the number of shares of Registrable Stock that may be included in the registration and underwriting shall be allocated among all holders of Registrable Stock (including the Company) in proportion, as nearly as practical, to the respective number of Registrable Stock that were proposed to be sold in the registration and underwriting. No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     2.1.3 Postponement of Registration. The Company shall be entitled to postpone for a reasonable period of time (but, except as otherwise provided in this Agreement, not exceeding one hundred eighty (180) days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in good faith and in the exercise of its reasonable judgment, that such action would interfere with any material financing, acquisition, corporate reorganization or other transaction involving the Company then pending or contemplated.

     2.1.4 Time Factors. The Company shall additionally be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.1 so that no registration under this Section 2.1 occurs within six (6) months after the effective date of any other registration statement filed by the Company or within three (3) months after the completion of the sale of all securities included in any other registration statement filed by the Company.

     2.1.5 Withdrawal. If a limitation under Section 2.1.2 or a postponement under Section 2.1.3 or Section 2.1.4 is unacceptable, a majority in interest of the Participating Shareholders who requested the registration may withdraw such request for registration by giving written notice to the Company within thirty
(30) days after receipt of notice of such limitation or postponement. In the event of such withdrawal, such request shall not be counted for purposes of
Section 2.1 hereof.

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

     2.1.6 Non-Effected Registrations. If a registration statement requested pursuant to this Section 2.1 does not become effective within twelve (12) months after the initial filing thereof as a result of any reason other than a material adverse development in the business or condition (financial or other) of the Company or other acts or matters within the control of the Company, or if such registration statement is abandoned or withdrawn at the request of a majority in interest of the Participating Shareholders who requested such registration, then, unless the Participating Shareholders who requested such registration, promptly upon receipt of a request therefor, supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the registration expenses in respect of such registration statement, the Company shall be deemed to have satisfied its obligation pursuant to this Section 2.1.

     2.1.7 Sales by the Company or Other Persons. The Company shall be entitled to include in any registration statement referred to in this Section 2.1 shares of Common Stock to be sold by the Company for its own account or other then existing shareholders for their own account.

     2.1.8 Other Conditions. Notwithstanding anything in this Agreement to the contrary:

     (i) the Company shall not be required to register Participating Stock pursuant to this Section 2.1 unless the Estimated Offering Price for all shares of Registrable Stock, including, without limitation, any to be sold for the account of the Company and all other then existing shareholders of the Company, changes so as to be less than ten million dollars (U.S. $10,000,000) at any time prior to completion of the registration and underwriting;

     (ii) the Company shall not be required to file a registration statement requested pursuant to this Section 2.1 on any date which shall be after the last day of a fiscal year of the Company and prior to the date on which the Company's audited financial statements for such fiscal year are first available; and

     (iii) the Company shall not be obligated to take any action to effect any registration, qualification or compliance pursuant to Section 2.1 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to register as a dealer or to cause any officer or employee of the Company to register as a salesman in effecting such registration, qualification or compliance.

     2.2 Piggyback Registration. If at any time or from time to time after the date hereof, the Company determines to register any of its Common Stock in any Underwritten Public Offering for its own account (excluding a Primary Offering, excluding a Secondary Offering initiated at the request of the Participating Shareholders pursuant to Section 2.1, and excluding an offering that is registered on Commission Forms S-4 and S-8 or another form not available for registering the Participating Stock of the Participating Shareholders), then the Company will:

     (i) promptly give to each Participating Shareholder written notice thereof ("Notice of Proposed Registration"); and

     (ii) use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any Underwritten Public Offering involved therein, all the Participating Stock specified in any written request or requests by Participating Shareholders ("Notice of Participating") received by the Company within three (3) weeks after such Notice of Proposed Registration is given.

          2.2.1 Underwriting. The right of each Participating Shareholder to registration pursuant to Section 2.2 shall be conditioned upon such Participating Shareholder's participation in the Underwritten Public Offering and the inclusion of such Participating Shareholder's Participating Stock in the Underwritten Public Offering to the extent provided herein.

          2.2.2 Limitation. Notwithstanding any other provision of this Agreement to the contrary, if, in connection with an Underwritten Public Offering initiated by the Company as contemplated by this Section 2.2, the managing underwriter advises the Company that marketing factors warrant a limitation of the number of shares to be underwritten, then the number of shares of Registrable Stock that may be included in the registration and underwriting shall be allocated first to the Company, and only then to the holders of Registrable Stock other than the Company, such allocation to such others to be in proportion, as nearly as practical, to the respective number of Registrable Stock that such holders have requested to sell in the registration and underwriting. No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

          2.2.3 Termination of Registration by Company. Notwithstanding any other provision of this Agreement, at any time before or after the filing or a registration statement that is subject to Section 2.2 hereof, the Company may, in its sole discretion, abandon or terminate such registration without the consent of any Participating Shareholder.

          2.2.4 Form of Registration. The Company shall not be required to include Registrable Stock in the securities covered by a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders, if, and to the extent that such inclusion would make the use of such form unavailable, so long as no other shares are to be included in such securities for the account of any Person other than the Company.

          2.2.5 Termination of Piggyback Rights. Notwithstanding anything in this Agreement to the contrary, this Section 2.2 shall not apply to any registration initiated more than three (3) years after the Company has completed a Primary Offering, or after such time as the Company has given the Participating Shareholders a Notice of Proposed Registration in connection with four (4) separate registrations in which the

     Participating Shareholders were entitled to include Participating Stock, whichever is later.

     2.3 Standstill. In connection with a Primary Offering, and in connection with each Secondary Offering pursuant to a registration statement for which a Participating Shareholder is or may be eligible to include Participating Stock pursuant to this Agreement, each Participating Shareholder shall refrain from selling any Registrable Stock not included in such registration during the period of distribution of securities by such underwriters pursuant to such registration and the period in which the underwriting syndicate participates in the after market; provided, however, that unless the managing underwriter shall determine that so to do would be detrimental to such offering, each Participating Shareholder shall, in any event, be entitled to sell its Registrable Stock in connection with such registration commencing ninety (90) days after the effective date of such registration statement.

     2.4 Registration Expenses. All expenses of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any interim audit required by any underwriters, any qualifications under the blue sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of any securities to the public in connection with registration, of supplying prospectuses, offering circulars or other documents, but excluding underwriting discounts and selling commissions applicable to the sale of the Registrable Stock and fees and expenses of counsel employed by the Participating Shareholders) will be paid by the Company to the fullest extent permitted by applicable government authorities.

     2.5 Registration Procedures. In the case of such registration, qualification or compliance effected by the Company pursuant to Article II in which Participating Stock is included, the Company will, at its expense:

          (a) prepare and file with the Commission a registration statement with respect to the Registrable Stock, and use its reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale thereof, not to exceed nine (9) months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Stock, not to exceed nine (9) months; and

          (c) use its reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such Participating Shareholders may reasonably request in writing within twenty (20) days following the original filing of such registration statement; provided, however, that in the case of an Underwritten Public Offering, the managing underwriter shall advise the Company with respect to blue sky qualification and related matters.

     2.6 Related Registration Matters. The Company will use its reasonable efforts to enter into an underwriting agreement in connection with any registration subject to the provisions of Article II hereof in which any Participating Stock is included, which agreement shall contain such terms, provisions and agreements as are customary and appropriate for such registration. All Participating Shareholders proposing to distribute their securities through such Underwritten Public Offering (together with the Company and any other then existing shareholders distributing their securities through such underwriting) shall likewise enter into such underwriting agreement. In connection with any Underwritten Public Offering in which any Participating Stock is included, to the extent not provided in the underwriting agreement related to such offering, the Company shall use its reasonable efforts to:

          (a) List the Common Stock included in such offering on any national securities exchange on which the Common Stock is approved for listing;

          (b) Engage a bank or other company to act as transfer agent and registrar for the Common Stock, unless the Company has already engaged a transfer agent and registrar;

          (c) Cause customary opinions of counsel, comfort letters of accountants and other appropriate documents to be delivered by representatives of the company; and

          (d) As soon as practicable after the effective date of the registration statement, and, in any event, within 16 months thereafter, make "generally available to its securities holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

2.7  Indemnification and Contribution.

          (a) In the case of each registration effected by the Company pursuant to this Agreement in which any Participating Stock is included, the Company (sometimes referred to as the "Indemnifying Person") agrees to indemnify and hold harmless such Participating Shareholder, its officers and partners, each underwriter of the shares of Common Stock so registered and each Person who controls any such underwriter (sometimes referred to individually as an "Indemnified Person") within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defense of any actions (subject to subsection (c) of this Section 2.7), insofar as any

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     such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or in any Blue Sky application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that, notwithstanding the foregoing, the Company may agree to indemnify each such underwriter and Person who so controls such underwriter to such other extent as the Company and such underwriter shall agree; and provided further, however, that the indemnification agreement contained in this subsection (a) shall not (i) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by a Participating Shareholder or such underwriter claiming rights of indemnification pursuant to this Section 2.7 for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto; (ii) inure to the benefit of any underwriter (or to the benefit of any Person controlling such underwriter) from whom the Person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof, if such underwriter failed to send or give a copy of the final prospectus, as then amended or supplemented, to such Person and if the untrue statement or omission alleged had been corrected in such final prospectus; or (iii) inure to the benefit of any Person to the extent such Person's claim for indemnification hereunder arises out of or is based on any violation of such Person of applicable law.

          (b) In the case of each registration effected by the Company pursuant to this Agreement in which any Participating Stock is included, the Participating Shareholders holding such Participating Stock shall be obligated, and shall cause each underwriter of the shares of Common Stock to be registered on behalf of such Person (sometimes referred to individually as an "Indemnifying Person") to be obligated, in the same manner and to the same extent as set forth in subsection (a) of this
     Section 2.7, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and officers (sometimes referred to individually as an "Indemnified Person"), with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Person for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

          (c) Each Indemnified Person pursuant to this Section 2.7 will, promptly after its receipt of written notice of the commencement of any action against such Indemnified Person in respect of which indemnity may be sought from an Indemnifying Person under this Section 2.7, notify the Indemnifying Person in writing of the commencement thereof and undertake to provide such reasonable cooperation as may be sought by the Indemnifying Person for the defense or other resolution of such action. The omission of any Indemnified Person so to notify an Indemnifying Person of the commencement of any such action shall relieve the Indemnifying Person from any liability in respect of such action which it may have to such Indemnified Person on account of the indemnity agreement contained in this
     Section 2.7, but shall not relieve the Indemnifying Person from any other liability which it may have to such Indemnified Person. If any such action shall be brought against any Indemnified Person and it shall notify an Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent it may desire, jointly with any other Indemnifying Persons similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person will not be liable to such Indemnified Person under this Section 2.7 for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation unless (i) the Indemnified Person shall have employed counsel in an action in which the indemnified party and indemnifying party are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, (ii) the Indemnifying Person shall not have employed counsel satisfactory within the exercise of reasonable judgment of the Indemnified Person to represent the Indemnified Person within reasonable time after the notice of the commencement of the action or (iii) the Indemnifying Person has authorized the employment of counsel for the Indemnified Person at the expense of the Indemnifying Person. The undertaking contained in this Section 2.7 shall be in addition to any liabilities which the Indemnifying Person may have pursuant to law.

     2.8 Information Provided by Participating Shareholders. Each Participating Shareholder requesting Participating Stock to be included in any registration shall furnish to the Company such information regarding such Participating Shareholder and the distribution proposed by such Participating Shareholder as the Company may request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Article II.


                                  ARTICLE III
                                 MISCELLANEOUS

     3.1 Remedies. Each party hereto acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any

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such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

     3.2 Amendment. This Agreement may be amended from time to time by an instrument in writing signed by the Company and a majority in interest of the Participating Shareholders.

     3.3 Notices. Any notice, request, reply instruction or other communication (herein severally and collectively called "notice") in this Agreement provided or permitted to be given to the Company or to any Participating Shareholder must be given in writing and may be given or served by depositing the same in the United States mail, in certified or registered form postage fully prepaid, addressed to the party or parties to be notified, with return postage fully requested, or by delivering the same in person to such party or parties. Notice deposited in the United States mail, mailed in the manner hereinabove described, shall be effective upon deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified.

     3.4 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Georgia.

     3.5 Jurisdiction. Actions to enforce or interpret the provisions of this Agreement shall be filed in a state court of the State of Georgia or a federal district court of the Northern District of Georgia. Each party irrevocably waives any objection it may have to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding so brought has been brought in an inconvenient forum and further waives the right to object that such court does not have jurisdiction over such party. No party shall bring a suit, action or proceeding in respect of this Agreement in any other jurisdiction than as aforesaid.

     3.6 Successors and Assigns. The rights and obligations of the Company hereunder shall be binding upon and inure to the benefit of the Company, its successors and assigns. The rights and obligations of the Participating Shareholders hereunder shall be binding upon and inure to the benefit of only such further Persons as may qualify as Participating Shareholders hereunder.

     3.7 Invalid Provisions. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement and the parties hereby agree that the portion so held invalid, unenforceable or void shall, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

     3.8 Section Headings. The section and paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

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     3.9  Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

     3.10 Adjustments. In the event the Company declares a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, shares of Common Stock, such shares shall be subject to this Agreement and the provisions of this Agreement providing for calculations based on the number of shares of Common Stock shall include the shares issued in respect of the Common Stock.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed by its duly authorized officers and the stockholders have caused this Agreement to be executed by the appropriate authorized person, as of the day and year first above written.


                                        ENDEAVOR TECHNOLOGIES, INC.


                                        By: /s/ W. Michael Heekin
                                            -----------------------
                                            Chief Operating Officer

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

                                        PARTICIPATING SHAREHOLDERS:


                                        PREMIERE TECHNOLOGIES, INC.

                                        By: /s/ Patrick G. Jones
                                            -----------------------------------

                                        Patrick G. Jones, Senior Vice President
                                        ---------------------------------------

                                        By: ___________________________________

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                                        By: ___________________________________

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                                        By: ___________________________________

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                                        By: ___________________________________

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                                        By: ___________________________________

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                                        By: ___________________________________

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                                        By: ___________________________________

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